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                                                                   Exhibit 10(v)

                                    AMENDMENT
                                     TO THE
                       WITCO CORPORATION CHANGE IN CONTROL
                                SEVERANCE POLICY

                  WHEREAS, Witco Corporation (the "Company") is considering entering into the Agreement and Plan of Reorganization by and among Crompton & Knowles Corporation, Park Merger Co. and the Company (the "Merger Agreement"); and

                  WHEREAS, the Company has determined that the transactions contemplated by the Merger Agreement should be considered a "Change in Control" of the Company for purposes of the Witco Corporation Change in Control Severance Policy (the "Policy").

                  NOW THEREFORE, the Company hereby amends the Policy as follows:

                  A new Section H is hereby added to the Policy as follows:

                  H.  Amendment

                  The Policy may not be amended during the two year period following a Change in Control in any manner that decreases the benefits or protections provided under the Policy to Eligible Employees.

                  IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the date set forth below.


                                             WITCO CORPORATION,


                                             /s/ E. Gary Cook
                                             -----------------------------------
                                             Name:  E. Gary Cook
                                             Title: Chairman, President and
                                                        CEO


Date:  May 31, 1999
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